                                                                       Exhibit A


                      LICHTIN 1997 ACQUISITION PROPERTIES
                             (AS DEFINED IN NOTE 1)
                       COMBINED STATEMENTS OF REVENUE AND
                         CERTAIN EXPENSES FOR THE YEARS
                   ENDED DECEMBER 31, 1996, 1995 AND 1994 AND
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Weeks Corporation:

We have audited the accompanying combined statements of revenue and certain expenses of the Lichtin 1997 Acquisition Properties, as defined in Note 1, for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements exclude certain expenses that would not be comparable with those resulting from the operations of the Lichtin 1997 Acquisition Properties after their acquisition by Weeks Corporation. The accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Weeks Corporation's Form 8-K and are not intended to be a complete presentation of the Lichtin 1997 Acquisition Properties' revenue and expenses.

In our opinion, the combined statements of revenue and certain expenses present fairly, in all material respects, the revenue and certain expenses (exclusive of expenses described in Note 1) of the Lichtin 1997 Acquisition Properties for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Atlanta, Georgia
September 8, 1997

                      LICHTIN 1997 ACQUISITION PROPERTIES
                             (AS DEFINED IN NOTE 1)
              COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

-----------------------------------------------------------------------------------------
                                 Six Months     Year Ended    Year Ended    Year Ended
                               Ended June 30,   December 31,  December 31,  December 31,
(In thousands)                      1997           1996          1995          1994
-----------------------------------------------------------------------------------------
                                (Unaudited)
Revenue:
  Rental income                     $1,952         $4,347        $4,670        $4,555
  Tenant reimbursements              1,067          2,187         2,362         2,408
-----------------------------------------------------------------------------------------
                                     3,019          6,534         7,032         6,963
-----------------------------------------------------------------------------------------

Certain Expenses:
  Property operating and
     maintenance                     1,023          2,100         2,241         2,302
  Real estate taxes                    171            381           381           418
-----------------------------------------------------------------------------------------
                                     1,194          2,481         2,622         2,720
-----------------------------------------------------------------------------------------

Revenue in Excess of
  Certain Expenses                  $1,825         $4,053        $4,410        $4,243
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                      LICHTIN 1997 ACQUISITION PROPERTIES
          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Description of Real Estate Properties Acquired

    The accompanying financial statements include the combined operations (see "Basis of Presentation" below) of 11 industrial properties (the "Lichtin 1997 Acquisition Properties") located in the Research Triangle area of North Carolina and owned by entities affiliated with Lichtin Properties, Inc. ("Lichtin"). The Lichtin entities are a related party of Weeks Corporation (the "Company") and Weeks Realty, L.P. (the "Operating Partnership") resulting from their ownership interests in the Company and the Operating Partnership.


    On December 31, 1996, the Company, through the Operating Partnership, acquired the business operations of Lichtin and a significant portion of its industrial and suburban office portfolio. In conjunction with the initial closing transaction, the Company agreed, subject to completion of certain properties under development and the updating of its due diligence procedures, to acquire additional industrial and suburban office properties from Lichtin. As detailed in the table below, the Company has acquired the following properties from Lichtin during 1997 on the dates detailed below.

       Date                                     Year         Square
     Acquired  Property Name                 Constructed      Feet   Property Type
     --------------------------------------------------------------------------------------
      1/31/97  409A Airport Blvd.                 1982       85,129  Business distribution
      1/31/97  409B Airport Blvd.                 1983       42,712  Business distribution
      1/31/97  409C Airport Blvd                  1986       26,215  Business distribution
      7/1/97   100 Perimeter Park Dr.             1987       55,664  Service center
      7/1/97   200 Perimeter Park Dr.             1987       55,664  Service center
      7/1/97   300 Perimeter Park Dr.             1986       55,664  Service center
      7/1/97   400 Perimeter Park Dr.             1983       74,088  Service center
      7/1/97   500 Perimeter Park Dr.             1985       74,017  Service center
      7/1/97   800 Perimeter Park Dr.             1984       55,637  Service center
      7/1/97  1000 Perimeter Park Dr.             1982       56,436  Service center
      8/1/97  1100 Perimeter Park Dr.             1990       84,950  Service center

    Basis of Presentation

    The accompanying combined financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the Lichtin 1997 Acquisition Properties after their acquisition by the Operating Partnership, such as property management fees, interest, depreciation, amortization and other costs not directly related to the future operations of the Lichtin 1997 Acquisition Properties.

    The unaudited combined financial statement for the period from January 1, 1997 to the earlier of the building acquisition dates or June 30, 1997 has been included to comply with the applicable rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of historical revenue and certain expenses for such properties for any period other than as defined herein. The historical revenue and certain expenses of the above listed properties subsequent to their acquisition dates have been excluded from this financial statement as such amounts are included in the historical financial statements of the Company.

    Use of Estimates

    The preparation of the combined statements of revenue and certain expenses in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    Revenue Recognition

    All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.


2.  LEASING ACTIVITY:

    Future minimum rentals due under noncancelable operating leases with tenants as of December 31, 1996, are as follows (in thousands):

    ------------------------------------------------------------------------
         Year                                   Amount
    ------------------------------------------------------------------------
         1997                                  $   4,147
         1998                                      3,843
         1999                                      3,616
         2000                                      2,642
         2001                                        288
      Thereafter                                     199
    ------------------------------------------------------------------------
                                               $  14,735
    ------------------------------------------------------------------------

    In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $1,067,000 for the six months ended June 30, 1997 (unaudited) and $2,187,000, $2,362,000 and $2,408,000 for the years ended December 31, 1996, 1995 and
    1994, respectively. Certain leases contain options to renew.

    During the years ended December 31, 1996, 1995 and 1994, respectively, 64%, 60% and 62% of rental revenues were received from one tenant (Northern Telecom, Ltd.), which occupies space in six of the buildings. The lease for these spaces expires in July 2005 and includes an option for the tenant to terminate the lease in June 2000 subject to the payment of termination fees and certain space restoration costs. Future minimum rents, excluding the termination fee of $634,000 included in 2000, would be $3,400,000, $3,070,000 and $9,938,000 for 2000, 2001 and the periods thereafter, respectively, if the tenant discussed herein does not exercise its early termination option in 2000.